Exhibit 99.1

Harmonic Announces Capital Allocation and Board Changes

Announces Intent to Launch $100 Million Common Stock Tender Offer

Patrick Gallagher Appointed Chairman of the Board; Lewis Solomon to Retire

Discloses Receipt of Notice to Nominate Directors

SAN JOSE, Calif. — April 22, 2013 — Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today actions that deliver value to Harmonic shareholders.

On April 18, 2013, Harmonic’s Board of Directors approved a modified “Dutch Auction” tender offer to purchase up to $100 million of Harmonic common stock at $5.75 to $6.25 per share, beginning on April 26, 2013. Details of the tender offer are included in a separate press release issued by Harmonic earlier today.

In addition, on April 18, 2013, Patrick Gallagher was appointed Chairman of the Board of Directors. Mr. Gallagher succeeds Lewis Solomon, who will retire from the Board prior to the Company’s 2013 Annual Meeting of Stockholders.

“The tender offer is the result of the Board’s continued evaluation of our capital structure, the appropriate level of cash to run and grow the business, and our free cash flow and balance sheet,” said Patrick Harshman, Harmonic’s President and Chief Executive Officer. “With these resources, we have multiple opportunities to drive shareholder value, including investments in strategic growth initiatives and stock repurchases. As the Board continues to evaluate our capital structure and explore ways to effectively use our cash balances to drive shareholder value – and having solicited the input of several major shareholders – the Board concluded that a cash tender offer at this time would be an appropriate mechanism to return capital to shareholders that seek liquidity under current market conditions. At the same time, shareholders who do not participate in the tender offer will share in a higher portion of Harmonic’s future potential.”

Harmonic has suspended the share repurchase program it initiated last year while the tender offer is outstanding, and expects to resume the program after the tender offer is completed.

“On behalf of the entire Board, I would like to thank Lew Solomon for his ten years of service to Harmonic and its shareholders, including the last five as Chairman,” said Mr. Gallagher. “He joined the Board at a time when Harmonic had just begun to expand beyond its roots in broadcast hardware and helped guide the Company in its evolution as a technology innovation leader. I look forward to working with our Board and management team as we continue to pursue the significant growth opportunities that we have before us today to create long-term value for our shareholders.”

“These actions demonstrate Harmonic’s ongoing commitment to creating shareholder value by returning capital to shareholders, while continuing to evolve the makeup of our Board and leading the evolution of technology to serve our rapidly changing markets,” continued Mr. Harshman.

Harmonic also disclosed that it received notice on Friday, April 19, 2013, from Voce Catalyst Partners LP that it intends to nominate three directors for election to Harmonic’s Board of Directors at the Company’s 2013 Annual Meeting of Stockholders. Voce and its affiliates report owning 106,000 Harmonic shares, representing less than 0.1% of the Company’s shares outstanding.

Harmonic’s Board will continue to evaluate Board structure, and will evaluate Voce’s nominees and make a recommendation in the best interests of all shareholders in due course.

Harmonic will host a conference call to discuss its financial results for the first quarter 2013 at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, April 23, 2013.

Additional Information and Where to Find It

Harmonic Inc. (the “Company”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement (the “2013 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Lewis Solomon, Patrick J. Harshman, Harold Covert, Patrick Gallagher, E. Floyd Kvamme, Mitzi Reaugh, William F. Reddersen and Susan G. Swenson, all of whom are members of the Company’s Board of Directors, and Carolyn V. Aver, Chief Financial Officer, and Peter Alexander, Senior Vice President and Chief Marketing Officer, are participants in the Company’s solicitation. Other than Mr. Harshman, none of such participants owns in excess of 1% of the Company’s common stock. Mr. Harshman may be deemed to own approximately 1% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2013 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in the Company’s revised definitive proxy statement for its 2012 Annual Meeting of Stockholders (the “2012 Proxy Statement”), which was filed with the SEC on May 8, 2012. To the extent that holdings of the Company’s securities have changed since the amounts printed in the 2012 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive 2013 Proxy Statement with the SEC, the Company will mail the definitive 2013 Proxy Statement and a white proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.harmonicinc.com) or by writing to Investor Relations, Harmonic Inc., 4300 North First Street, San Jose, California 95134. In addition, copies of such materials, when available, may be requested, free of charge, from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016 or toll-free at (800) 322-2885 and collect at (212) 929-5500.

Further information about Harmonic and the company’s products is available at www.harmonicinc.com.

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About Harmonic

Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The company’s production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the tender offer anticipated to be conducted by the Company, the Company’s levels of free cash flow, the strength of its balance sheet and its commitment to creating shareholder value. Our expectations and beliefs regarding these matters may not materialize and are subject to risks and uncertainties.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, such as those more fully described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements.

EDITOR’S NOTE – Product and company names used herein are trademarks or registered trademarks of their respective owners.

CONTACTS:

Investors:

Carolyn V. Aver

Chief Financial Officer

Harmonic Inc.

+1.408.542.2500

Mark Harnett/Amy Bilbija

MacKenzie Partners, Inc.

+1.800.322.2885/+1.212.929.5500

(collect)/+1.650.798.5206

Media:

John Christiansen/Jenny Gore

Sard Verbinnen & Co

+1.415.618.8750